                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            April 17, 1998
                                                  ------------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                          0-20803                74-2644120
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(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                   File Number)         Identification No.)

           1122 Capital of Texas Highway South, Austin, Texas    78746
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                (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code       (512) 328-1112
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.

          Attached as Exhibit 99.1 is a press release issued by IXC Communications, Inc. dated April 17, 1998, attached as Exhibit 99.2 is a press release dated April 17, 1998, and attached as Exhibit 99.3 is a press release dated April 17, 1998, all of which are hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)       EXHIBITS

          99.1      Press release dated April 17, 1998

          99.2      Press release dated April 17, 1998

          99.3      Press release dated April 17, 1998

                                       2.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  April 16, 1998

                                        IXC Communications, Inc.



                                        By:  /s/ STUART K. COPPENS
                                           -------------------------------------
                                             Stuart K. Coppens
                                             Vice President of Finance and
                                             Chief Accounting Officer



                                       3.

                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

 99.1          Press release dated April 17, 1998

 99.2          Press release dated April 17, 1998

 99.3          Press release dated April 17, 1998


                                       4.